CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD:  July 2000

Beginning of the Month Principal Receivables:                                                                12,742,108,757.29
                                                                                                     -------------------------
Beginning of the Month Finance Charge Receivables:                                                              395,144,718.49
                                                                                                     -------------------------
Beginning of the Month Discounted Receivables:                                                                            0.00
                                                                                                     -------------------------
Beginning of the Month Total Receivables:                                                                    13,137,253,475.78
                                                                                                     -------------------------

Removed Principal Receivables:                                                                                            0.00
                                                                                                     -------------------------
Removed Finance Charge Receivables:                                                                                       0.00
                                                                                                     -------------------------
Removed Total Receivables:                                                                                                0.00
                                                                                                     -------------------------

Additional Principal Receivables:                                                                             1,418,244,053.00
                                                                                                     -------------------------
Additional Finance Charge Receivables:                                                                           35,432,407.81
                                                                                                     -------------------------
Additional Total Receivables:                                                                                 1,453,676,460.81
                                                                                                     -------------------------

Discounted Receivables Generated this Period                                                                              0.00
                                                                                                     -------------------------

End of the Month Principal Receivables:                                                                      12,730,152,776.95
                                                                                                     -------------------------
End of the Month Finance Charge Receivables:                                                                    399,119,928.95
                                                                                                     -------------------------
End of the Month Discounted Receivables:                                                                                  0.00
                                                                                                     -------------------------
End of the Month Total Receivables:                                                                          13,129,272,705.90
                                                                                                     -------------------------

Excess Funding Account Balance                                                                                            0.00
                                                                                                     -------------------------
Adjusted Invested Amount of all Master Trust Series                                                          10,570,658,491.68
                                                                                                     -------------------------

End of the Month Seller Percentage                                                                                      16.96%
                                                                                                     -------------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD:  July 2000                                                          ACCOUNTS                 RECEIVABLES
                                                                                    --------                 -----------
End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                        185,663.00                 185,484,119.49
                                                                            --------------------     -------------------------
      60 - 89 Days Delinquent                                                        112,481.00                 119,855,242.00
                                                                            --------------------     -------------------------
      90 + Days Delinquent                                                           170,705.00                 212,361,749.05
                                                                            --------------------     -------------------------

      Total 30 + Days Delinquent                                                     468,849.00                 517,701,110.54
                                                                            --------------------     -------------------------

      Delinquencies 30 + Days as a Percent of End of the
         Month Total Receivables                                                                                         3.94%
                                                                                                     -------------------------

Defaulted Accounts During the Month                                                   49,426.00                  48,391,704.07
                                                                            --------------------     -------------------------

Annualized Default Rate as a Percent of Beginning of the
  Month Principal Receivables                                                                                            4.56%
                                                                                                     -------------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD:  July 2000                                                              COLLECTIONS                  PERCENTAGES
                                                                                        -----------                  -----------

Total Collections and Gross Payment Rate                                             2,291,771,826.15                      17.44%
                                                                            -------------------------    ------------------------

Collections of Principal Receivables and Principal Payment Rate                      2,036,426,240.91                      15.98%
                                                                            -------------------------    ------------------------

      Prior Month Billed Finance Charge and Fees                                       193,407,827.48
                                                                            -------------------------
      Amortized AMF Income                                                              18,670,365.77
                                                                            -------------------------
      Interchange Collected                                                             27,255,689.68
                                                                            -------------------------
      Recoveries of Charged Off Accounts                                                18,209,626.93
                                                                            -------------------------
      Collections of Discounted Receivables                                                      0.00
                                                                            -------------------------

Collections of Finance Charge Receivables and Annualized Yield                         257,543,509.86                      24.25%
                                                                            -------------------------    ------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD:  July 2000

Beginning Unamortized AMF Balance                                                                                   85,730,141.94
                                                                                                         ------------------------
+     AMF Slug for Added Accounts                                                       20,487,635.34
                                                                            -------------------------
+     AMF Collections                                                                   16,472,441.15
                                                                            -------------------------
-     Amortized AMF Income                                                              18,670,365.77
                                                                            -------------------------
Ending Unamortized AMF Balance                                                                                     104,019,852.66
                                                                                                         ------------------------



                                                /s/ Tom Feil
                                                --------------------------------
                                                Tom Feil
                                                Director of Securitization




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